Exhibit 99.(h)(6)

EXHIBIT A

Effective December 6, 2021

1.	Licensed Benchmarks

WisdomTree U.S. Dividend Index

WisdomTree U.S. High Dividend Index

WisdomTree U.S. Dividend Ex-Financials Index

WisdomTree U.S. LargeCap Dividend Index

WisdomTree U.S. MidCap Dividend Index

WisdomTree U.S. SmallCap Dividend Index

WisdomTree U.S. LargeCap Index

WisdomTree U.S. MidCap Index

WisdomTree U.S. SmallCap Index

WisdomTree International Equity Index

WisdomTree International High Dividend Index

WisdomTree International Dividend ex-Financials Index

WisdomTree International LargeCap Dividend Index

WisdomTree International MidCap Dividend Index

WisdomTree International SmallCap Dividend Index

WisdomTree Europe SmallCap Dividend Index

WisdomTree Global High Dividend Index

WisdomTree Japan Hedged Equity Index

WisdomTree Japan SmallCap Dividend Index

WisdomTree Global ex-U.S. Quality Dividend Growth Index

WisdomTree Emerging Markets High Dividend Index

WisdomTree Emerging Markets SmallCap Dividend Index

WisdomTree India Earnings Index

WisdomTree Global ex-U.S. Real Estate Index

WisdomTree U.S. Quality Dividend Growth Index

WisdomTree Japan Hedged SmallCap Equity Index

WisdomTree U.S. SmallCap Quality Dividend Growth Index

WisdomTree Germany Hedged Equity Index

WisdomTree Europe Quality Dividend Growth Index

WisdomTree International Hedged Quality Dividend Growth Index

WisdomTree Emerging Markets ex-State-Owned Enterprises Index

WisdomTree Europe Hedged SmallCap Equity Index

WisdomTree China ex-State-Owned Enterprises Index

WisdomTree Dynamic Currency Hedged International Equity Index

WisdomTree Dynamic Currency Hedged International SmallCap Equity Index

WisdomTree International Quality Dividend Growth Index

WisdomTree Emerging Markets Dividend Index

WisdomTree Global ex-Mexico Equity Index

WisdomTree U.S. Corporate Bond Index

WisdomTree U.S. Short-Term Corporate Bond Index

WisdomTree U.S. High Yield Corporate Bond Index

WisdomTree U.S. Short-Term High Yield Corporate Bond Index

WisdomTree U.S. Multifactor Index

WisdomTree India ex-State-Owned Enterprises Index

WisdomTree Growth Leaders Index

WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index

WisdomTree Team8 Cybersecurity Index

WisdomTree BioRevolution Index

WisdomTree Battery Solutions Index

WisdomTree Artificial Intelligence & Innovation Index

1.	Licensed Marks

WISDOMTREE

HIGH-YIELDING EQUITY